EXHIBIT 10.6

Execution Version

NOTE ON REDACTED MATERIAL:  SECTIONS UNDER THE HEADINGS “DEFINITIONS”, “NOTICE OF PRODUCTION”, “REFINERY AND SHIPMENT”, “PRICE AND PURCHASE” AND “NOTICES” IN THIS AGREEMENT AND CUSTOMER IDENTIFICATION NUMBERS CONTAINED IN EXHIBIT A HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST (“REQUEST”) GRYPHON GOLD CORPORATION FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) CONCURRENTLY WITH THE FILING OF THE FORM 8-K TO WHICH THIS AGREEMENT IS AN EXHIBIT.  THE OMITTED MATERIAL  HAS BEEN FILED SEPARATELY WITH THE SEC AS PART OF THE REQUEST.  THE PLACE OF OMITTED PROVISIONS ARE INDICATED BELOW AS “*[REDACTED]”. SEVEN PAGES CONTAIN OMITTED PROVISIONS.

GOLD AND SILVER SUPPLY AGREEMENT

BETWEEN:

GRYPHON GOLD CORPORATION

BOREALIS MINING COMPANY

AND

WATERTON GLOBAL VALUE, L.P.

DATED AS OF MARCH 20, 2012

THIS GOLD AND SILVER SUPPLY AGREEMENT dated as of March 20, 2012,

B E T W E E N:

GRYPHON GOLD CORPORATION, a corporation organized and existing under the laws of the State of Nevada (“Gryphon”),

BOREALIS MINING COMPANY, a corporation organized and existing under the laws of the State of Nevada (“Borealis”)

(Gryphon and Borealis are hereinafter individually referred to as a “Seller” and collectively referred to as the “Seller”, with the obligations of each Seller under this Agreement applicable to each Seller on a joint and several liability basis);

- and -

WATERTON GLOBAL VALUE, L.P., a limited partnership organized and existing under the laws of the British Virgin Islands

(hereinafter, the “Buyer”)

WHEREAS, Borealis is a wholly-owned subsidiary of Gryphon;

WHEREAS, Borealis is the lessee or owner of certain unpatented mining claims, unpatented millsite claims, mineral rights and other rights and interests located in Mineral County, Nevada, as further described on Exhibit A attached hereto and incorporated herein (the “Properties”);

WHEREAS, each Seller agrees to sell, and the Buyer will have the right to buy, all of the Refined Gold and Refined Silver produced or otherwise originating from the Properties or any portion thereof at the price and on the terms described herein;

WHEREAS the Seller and the Buyer have entered into that certain bridge loan agreement dated as of March 20, 2012 (as amended, modified, supplemented, replaced or restated, the “Loan Agreement”);

WHEREAS, this Agreement is independent of the Loan Agreement; and

WHEREAS, this Agreement and the agreements and obligations of each Seller hereunder  shall constitute a continuing covenant running with the land for the term set forth herein, which shall survive for the term described herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the Seller and the Buyer, the Seller and the Buyer agree as follows:

1.	DEFINITIONS

In this Agreement the following terms shall, unless otherwise defined, have the following meanings:

“Affiliate” means, with respect to a Person, (i) any partner, director, officer, ten percent (10%) or more shareholder, manager, member, employee or managing agent of that Person or that Person’s Affiliates; and (ii) any other Person (A) that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, that Person; (B) that directly or indirectly owns or holds (legally or beneficially) 10% or more of any class of voting stock or partnership, membership or other voting interest of that Person; or (C) 10% or more of the voting stock or partnership, membership or other voting interest of which is directly or indirectly owned or held (legally or beneficially) by that Person;

“Agreement”, “this Agreement”, “hereto”, “hereby”, “hereunder”, “hereof”, “herein” and similar expressions refer to this gold and silver supply agreement and not to any particular Article, section, subsection, paragraph, clause, subdivision or other portion hereof, and includes all amendments, modifications, supplements, extensions and replacements and any and every supplemental Agreement; and the expressions “Article”, “Section”, “subsection” and “paragraph” followed by a number mean and refer to the specified Article, section, subsection or paragraph of this Agreement;

“Alternative Debt Financing” has the meaning set out in Section 14.4 of this Agreement;

“Applicable Discount” means, with respect to all ounces of Refined Gold and Refined Silver sold to the Buyer pursuant to this Agreement: *[REDACTED];

“Applicable Law” means, at any time, with respect to any Person, property, transaction, event or other matter, as applicable, all laws, rules, statutes, regulations, treaties, orders, judgments and decrees, and all official requests, directives, rules, guidelines, orders, policies, practices and other requirements of any Governmental Authority relating or applicable at such time to such Person, property, transaction, event or other matter, and also includes any interpretation thereof by any Person having jurisdiction over it or charged with its administration or interpretation;

“Applicable LBMA Price” means: *[REDACTED];

“Authorization” means any authorization, consent, approval, resolution, licence, exemption, filing, notarization or registration;

“Business Day” means any day (other than Saturday or Sunday) when banks are open for general business in Toronto, Ontario;

“Buyer’s Account” has the meaning set out in Section 4.2 of this Agreement;

“Encumbrances” means any and all liens, charges, mortgages, hypothecs, encumbrances, pledges, security interests, prior claims, royalties, taxes, proxies, preferential rights, options and third party rights or any other encumbrances of any nature whatsoever, whether registered or unregistered;

“Environmental Laws” means all federal, provincial, state, municipal, county, local and other laws, statutes, codes, ordinances, by-laws, rules, regulations, policies, guidelines, certificates, approvals, permits, consents, directions, standards, judgments, orders and other Authorizations, as well as common law, civil laws and other jurisprudence or authority, in each case, domestic or foreign, having the force of law at any time relating in whole or in part to any Environmental Matters and any permit, order, directions, certificate, approval, consent, registration, licence or other Authorization of any kind held or required to be held in connection with any Environmental Matters;

“Environmental Matters” means:

(a)
any condition, any activity, or substance, heat, energy, sound, vibration, radiation or odor that may affect any component of the earth and its surrounding atmosphere or affect human health or any plant, animal or other living organism; and

(b)	any waste, toxic substance, contaminant or dangerous good or the deposit, release or discharge of any thereof into any component of the earth and its surrounding atmosphere;

“Generally Accepted Accounting Principles” means generally accepted accounting principles in the United States of America, consistently applied;

“Governmental Authority” means the government of any nation and any state, provincial, territorial, divisional, county, regional, city and other political subdivision thereof, any tribal, aboriginal or native government or corporation, and any union or commonwealth of multiple countries, such as the European Union, in each case in which any property of Seller is located or which exercises valid jurisdiction over any such property or Person, or in which the Seller conducts business or is otherwise present, and any entity, court, arbitrator or board of arbitrators, agency, department, commission, board, bureau, regulatory authority or instrumentality of any of them exercising executive, legislative, judicial, regulatory or administrative functions that exercises jurisdiction over Seller or its properties or assets, including the Properties, and any securities exchange or securities regulatory authority to which Seller is subject;

“Indemnified Parties” has the meaning set out in Section 18.5 of this Agreement;

“knowledge” means, in respect of any Person, such knowledge after due and diligent inquiry;

“LBMA” means the London Bullion Market Association;

“London Good Delivery Bars” means gold or silver bars which are defined in and meet the standards and specifications of the LBMA;

“Material Adverse Effect” means, when used with reference to any event or circumstance, any event or circumstance which has, had, or could reasonably be expected to have:

(a)	a material adverse effect on any of the business, operations, results of operations, assets, liabilities, condition (financial or otherwise) or prospects of the Properties or the Seller; or

(b)	a material adverse effect on the ability of the Seller to perform any obligation under this Agreement;

“Mining Assets” means all material assets and equipment owned, leased or used in the mining operations conducted on or at the Properties and, for greater certainty, includes the Mining Rights;

“Mining Rights” means all surface, subsurface, mineral and other real property rights, concessions and interests, including, without limitation, all fee interests, patented mining claims, unpatented mining claims, unpatented millsites, leasehold interests, option rights, mining concessions, mineral rights or participating interests or other property or proprietary interests or rights, and all related, associated or appurtenant rights and interests, in respect of the Properties;

“ounce” means troy ounce;

“Person” means any individual, partnership, limited partnership, limited liability company, joint venture, syndicate, sole proprietorship, company, corporation or other similar entity howsoever designated, with or without share capital, body corporate, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, government or Governmental Authority or entity, however designated or constituted;

“Pricing Date” has the meaning set out in Section 3.2 of this Agreement;

“Production Notice” has the meaning set out in Section 3.2 of this Agreement;

“Purchase Notice” has the meaning set out in Section 3.2 of this Agreement;

“Properly Contested” means, with respect to any obligation of the Seller, (a) the obligation is subject to a bona fide dispute regarding the amount or the Seller’s liability to pay, (b) the obligation is being properly contested in good faith by appropriate proceedings promptly instituted and diligently pursued, (c) appropriate reserves have been established in accordance with Generally Accepted Accounting Principles, (d) non-payment could not reasonably be expected to have a Material Adverse Effect, nor result in forfeiture or sale of any assets of the Seller, and (e) no Encumbrance is imposed on any assets of the Seller;

“Properties” has the meaning set out in the Recitals to this Agreement, and for the purpose of certainty, the Properties includes the Mining Rights and shall include any re-staking or relocation of any unpatented claims in the same area and the addition of any adjacent or appurtenant unpatented claims, leasehold interests, patented claims, fee property or other real property interests;

“Purchase Price” has the meaning set out in Section 6.1 of this Agreement;

“Refined Gold” means all and any refined gold bullion produced, derived or resulting from Unrefined Gold originating from the Properties or any portion thereof;

“Refined Silver” means all and any refined silver bullion produced, derived or resulting from Unrefined Silver originating from the Properties or any portion thereof;

“Refinery” means the refinery as determined from time to time pursuant to Section 4.1 of this Agreement;

“Security Interest” means any security interest, assignment by way of security, mortgage, deed of trust, charge (whether fixed or floating), hypothec, deposit arrangement, pledge, lien, royalty, encumbrance, preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing);

“Seller” means, individually and collectively, Gryphon Gold Corporation, a corporation organized and existing under the laws of the State of Nevada; Borealis Mining Company, a corporation organized and existing under the laws of the State of Nevada; and each of their respective successors and permitted assigns;

“Seller’s Account” means one or more nominated bank accounts as may be agreed to by the Buyer and the Seller;

“Term” has the meaning set out in Section 13.1 of this Agreement;

“Threshold Date” means the date that is three (3) years after the date on which the Loan Agreement and all amounts and obligations owing thereunder have been indefeasibly repaid in full;

“Transfer” when used as a verb, means to sell, grant, assign, convey, encumber, hypothecate, pledge or otherwise transfer or dispose of or commit to transfer or dispose of, directly or indirectly, including, without limitation, through mergers, arrangements, amalgamations, consolidations, asset sales, spin-out transactions or otherwise. When used as a noun, “Transfer” means a sale, transfer, grant, assignment, conveyance, pledge or disposal or the commitment to do any of the foregoing, directly or indirectly, including, without limitation, through mergers, arrangements, amalgamations, consolidations, asset sale, spin-out transaction or otherwise;

“U.S. Dollars” means the currency of the United States of America;

“Unrefined Gold” means raw or crushed ore, concentrate, doré and/or other unrefined gold; and

“Unrefined Silver” means ore, concentrate, doré and/or other unrefined silver.

2.	SALE AND PURCHASE

2.1
Each Seller hereby agrees to sell, and the Buyer hereby has the right to purchase, all Refined Gold and all Refined Silver at the Purchase Price and otherwise subject to the terms and conditions of this Agreement.

3.	NOTICE OF PRODUCTION

3.1
The Seller shall provide the Buyer with a written, bi-weekly notice of its estimated then-current mining activities and gold and silver production and inventory levels with respect to each Property, including (i) tons of material removed from the pit, (ii) tons of material added to heap leach pads, (iii) estimated ounces of gold and ounces of silver on heap leach pads, (iv) estimated ounces of gold and ounces of silver in solution, in ponds and in carbon columns (or other recovery methods), (v) ounces of gold and ounces of silver recovered from leaching, (vi) ounces of gold and ounces of silver in the form of concentrate or doré shipped to a refinery, and (vii) estimated ounces of gold and ounces of silver to be produced from each Property and shipped to a refinery during the forthcoming two-week period, all such actual amounts and estimates to be calculated in accordance with industry standards applied in a reasonable and prudent manner.

3.2
The Seller shall from time to time (subject to the Seller’s obligations under Section 10 hereof) also provide the Buyer with written notice of the actual number of ounces of Refined Gold and Refined Silver produced by the Seller (a “Production Notice”).  Within *[REDACTED] of receipt of the Production Notice, the Buyer shall notify the Seller in writing if the Buyer shall exercise its right to purchase such Refined Gold or Refined Silver (a “Purchase Notice”); *[REDACTED].  The date of such Purchase Notice shall be the “Pricing Date”.  Promptly following the Buyer’s delivery of a Purchase Notice to the Seller, the Seller shall effect delivery of any ounces of Refined Gold or Refined Silver purchased by the Buyer pursuant to this subsection in accordance with Section 5 hereof and the Buyer shall make payment for such ounces in accordance with Section 6 hereof.

4.	REFINERY AND SHIPMENT

4.1
The Seller agrees and undertakes during the Term to promptly process and/or ship to *[REDACTED] or other recognized refinery any and all Unrefined Gold and Unrefined Silver upon such Unrefined Gold or Unrefined Silver being produced, and the Seller shall ship such Unrefined Gold or Unrefined Silver to *[REDACTED] or such other refinery in the vicinity of the Properties as agreed by the Buyer and the Seller from time to time (the “Refinery”) for processing into Refined Gold and Refined Silver, respectively.

4.2
The Seller will ensure that any Refined Gold or Refined Silver produced by the Refinery and purchased by the Buyer from time to time pursuant to Section 3.2 shall be promptly credited to the Buyer’s metals account at *[REDACTED] or as otherwise designated by the Buyer from time to time (with such account, at such institution designated by the Buyer being, the “Buyer’s Account”); for purposes of certainty, such Refined Gold and Refined Silver shall be credited to the Buyer’s Account no later than *[REDACTED] after the Refinery is liable to give possession of the Refined Gold or Refined Silver to the Seller.

5.	DELIVERY

5.1	The Refined Gold and Refined Silver shall be delivered to the Buyer in the form of London Good Delivery Bars, which shall conform to the stated requirements for good delivery by the LBMA.

5.2
In relation to any Refined Gold or Refined Silver purchased by the Buyer under this Agreement, delivery is deemed to have occurred on the day that the relevant Refined Gold or Refined Silver is credited to the Buyer’s Account, with title to such Refined Gold and Refined Silver being transferred to the Buyer in accordance with Section 8 hereof.

6.	PRICE AND PAYMENT

6.1	The purchase price per ounce for all Refined Gold and Refined Silver purchased by the Buyer shall be equal to: (x) *[REDACTED] (the “Purchase Price”).

6.2
The Buyer will pay for the Refined Gold and the Refined Silver credited to the Buyer’s Account at the Purchase Price from time to time on the Business Day after the Buyer’s Account has been credited with Refined Gold or Refined Silver that meets LBMA good delivery requirements.

6.3	All payments under this Agreement shall be made in U.S. Dollars via wire transfer to the Seller’s Account.

7.	INSPECTION

7.1
The Buyer and its auditors or other representatives shall, upon ten (10) days notice to the Seller and at a reasonable time during regular business hours, have the right to audit the Seller’s accounts, books, records and other information relating to mineral production, including, but not limited to, production of Unrefined Gold and Unrefined Silver, deliveries of Unrefined Gold and Unrefined Silver to the Refinery or any other refinery or purchaser, deliveries of Refined Gold or Refined Silver to the Buyer or any other purchaser and refinery records related to Refined Gold and Refined Silver.

7.2
If such audit determines that there has been a deficiency in any delivery of Refined Gold or Refined Silver made to the Buyer, such deficiency will be resolved by adjusting the next delivery due hereunder.

7.3
The Buyer will pay all the costs and expenses of such audit unless a deficiency of 5% or more of the Refined Gold or Refined Silver due is determined to exist, in which case the Seller will pay the costs thereof.

8.	INSURANCE, TITLE AND RISK

8.1
Title and risk on all Refined Gold and Refined Silver shall be transferred to the Buyer from the Seller at the later of (i) the time the relevant Refined Gold or Refined Silver has been credited to the Buyer’s Account, and (ii) the time that the Purchase Price for the relevant Refined Gold or Refined Silver has been credited to the Seller’s Account.  The Seller shall convey and transfer the Refined Gold and Refined Silver to the Lender with good and marketable title thereto, free and clear of all Encumbrances and adverse claims of any nature or description.

8.2
The Seller shall be responsible for all costs and expenses relating to Unrefined Gold, Unrefined Silver, Refined Gold and Refined Silver, including but not limited to mining, crushing, milling, processing, transportation, refining, warehousing, storage, customs, duties, taxes, security, and insurance, accrued, incurred or paid prior to the passing of title and risk as per Section 8.1 above.

9.	TAXES, TARIFFS AND DUTIES

9.1
All taxes, tariffs, duties, customs, export or import charges and other related costs and expenses arising or incurred in relation to any Unrefined Gold, Unrefined Silver, Refined Gold or Refined Silver prior to the transfer of title and risk of the relevant Refined Gold or Refined Silver to the Buyer in accordance with Section 8.1 shall be borne by the Seller.

9.2
All taxes (including sales, consumption, goods and services, value added and similar taxes arising in connection with the purchase and sale of Refined Gold and Refined Silver), tariffs, duties, customs, export or import charges and other related costs and expenses arising or incurred in relation to any Refined Gold and Refined Silver after the transfer of title and risk of such Refined Gold and Refined Silver to the Buyer in accordance with Section 8.1 shall be borne by the Buyer.

10.	WARRANTY

10.1	The Seller undertakes, warrants and agrees:

(a)
not to sell, transfer, assign, convey or deliver any Refined Gold, Refined Silver, Unrefined Gold or Unrefined Silver originating from any Property or any portion thereof to any Person other than the Buyer, other than Refined Gold or Refined Silver in respect of which the Buyer has not delivered a Purchase Notice;

(b)
to deliver forthwith all Unrefined Gold and Unrefined Silver originating from the Properties to the Refinery, promptly upon production of the same, and to cause the Unrefined Gold and Unrefined Silver to be processed and refined to Refined Gold and Refined Silver, respectively, forthwith upon receipt;

(c)	to sell to the Buyer all Refined Gold and Refined Silver resulting from Unrefined Gold and Unrefined Silver that is severed from the Properties or any portion thereof during the Term;

(d)
to convey and properly transfer to the Buyer all legal and beneficial right, title and interest in and to all Refined Gold and Refined Silver delivered to the Buyer, with good and marketable title thereto;

(e)	that all Refined Gold and Refined Silver delivered to the Buyer shall be free and clear of any and all Encumbrances and adverse claims of any nature or description; and

(f)	that all Refined Gold and Refined Silver delivered to the Buyer shall meet the standards and specifications of the LBMA.

11.	REPRESENTATIONS AND WARRANTIES OF THE SELLER

11.1
Each Seller hereby represents and warrants to the Buyer that the representations and warranties of the Borrower set out in the Loan Agreement are true and correct in all material respects, and each Seller hereby makes the representations and warranties set out in the Loan Agreement, mutatis mutandis, as if each such representation and warranty was set forth herein and originally made by such Seller herein.

11.2	The Seller further agrees that:

(a)	such representations and warranties are incorporated herein by reference and form an integral part of this Agreement; and

(b)	the Buyer has the benefit of such representations and warranties as though they were contained in this Agreement.

12.	COVENANTS OF THE SELLER

12.1	The Seller covenants with the Buyer as follows:

(a)
the Seller will at all times maintain its corporate existence, obtain and maintain all Authorizations required or necessary in connection with its business, the Properties and to carry on and conduct its business in a reasonably proper and efficient manner;

(b)
the Seller will keep or cause to be kept proper books of account and make or cause to be made therein true and complete entries of all of its dealings and transactions in relation to its business in accordance with Generally Accepted Accounting Principles, and at all reasonable times it will furnish or cause to be furnished to the Buyer or its duly authorized agent or attorney such information relating to its operations as the Buyer may reasonably request and such books of account shall be open for inspection by the Buyer or such agent or attorney upon reasonable request;

(c)	the Seller will duly and punctually perform and carry out all of the covenants and acts or things to be done by it as provided in this Agreement;

(d)
the Seller will obtain and maintain all required governmental Authorizations, approvals, licences and permits and third party approvals and consents for development and operation of the Properties, including but not limited to all Authorizations required under Environmental Laws;

(e)
if and to the extent that the Seller is prevented or prohibited from carrying on any of its mining activities in respect of the Properties by virtue of any action, rule, decision or restriction imposed by a Governmental Authority, the Seller will diligently and in good faith pursue all commercially reasonable remedies in compliance with all Applicable Laws and as the Buyer may reasonably require from time to time;

(f)	the Seller will comply in all respects with all Applicable Law, including Environmental Laws;

(g)	the Seller will operate in such manner so as to not give rise to liabilities under any Environmental Laws (including reclamation obligations) and to avoid a Material Adverse Effect;

(h)
the Seller will maintain policies of insurance with responsible carriers and in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Seller operates;

(i)
the Seller will promptly notify the Buyer in writing upon becoming aware of: (i) any material suit, proceeding or governmental investigation pending or, to the Seller’s knowledge, threatened or any notification of any challenge to the validity of any Authorization, relating to the Seller, the Properties or any of the Mining Assets, (ii) any force majeure event under any document relating to the Properties, and (iii) any suit, proceeding, demand, claim or governmental investigation or communication pending or threatened against it;

(j)
the Seller will pay and discharge or cause to be paid and discharged, promptly when due, all taxes, assessments and governmental charges or levies imposed upon it or in respect of any of its property or assets, or upon the income or profits therefrom as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a Security Interest thereupon; provided however, that it shall not be required to pay or cause to be paid any such tax, assessment, charge, levy or claim being Properly Contested;

(k)
the Seller will maintain all unpatented mining claims included as part of the Properties in accordance with Applicable Laws and the Seller will cause all necessary and proper commercially reasonable steps to be taken diligently to protect and defend the Properties and the Mining Assets against any adverse claim or demand, including without limitation, the employment or use of counsel for the prosecution or defense of litigation and the contest, settlement, release or discharge of any such claim or demand; and

(l)
the Seller hereby covenants and agrees with the Buyer that, except with the prior written consent of the Buyer, it will not enter into or become party or subject to any dissolution, winding-up or similar transaction or proceeding.

13.	TERM AND TERMINATION

13.1
Subject to Section 15.1, this Agreement shall remain in full force and effect from the date hereof and shall continue to and until the date on which the Buyer, acting reasonably, has determined that all planned and potential mining operations with respect to the Properties have been completed and performed, the mineral potential of the Properties has been exhausted, and the owner and/or operator of the Properties has permanently ceased mining operations with respect thereto (the “Term”); provided, that if the Buyer elects not to enter into a senior secured credit facility substantially in accordance with the gold stream debt facility term sheet dated February 21, 2012 (the “Term Sheet”) with the Seller after the Seller has accepted such facility and has satisfied the conditions precedent thereto (which shall be as reflected in the Term Sheet, and which shall include the delivery of a satisfactory title report with respect to the Properties) to the satisfaction of the Buyer, then this Agreement shall terminate.

For greater certainty, delays in placing the Properties into commercial production, placing the Properties on a care and maintenance status, the suspension of operations, in whole or in part, or other delays in production or periods of inactivity, for any period of time and from time to time, whether due to a Force Majeure Event, economic factors, delays or suspension of operations due to Applicable Law or actions of Governmental Authorities, or otherwise, shall not toll this Agreement, require the Buyer to determine that mining operations have ceased, or otherwise result in the termination of this Agreement, and the Term shall be extended by an equivalent number of days during which the Properties was on a care and maintenance status, suspension of operations, subject to a Force Majeure event or other suspension for whatever reason. Each party shall have the right, by providing thirty (30) days prior written notice to the other party, to terminate this Agreement if the other party commits a material breach of any of the terms and conditions of the Agreement and fails to rectify such breach within thirty (30) days following its receipt of such notice of breach from the non-breaching party.  Any such termination shall be without prejudice to any rights accrued or duties arising prior to termination.

14.	TRANSFERS

14.1
The Seller agrees not to directly or indirectly Transfer or enter into any agreement to directly or indirectly Transfer the Properties, the Mining Rights or any portion thereof or any right therein, except expressly subject to the satisfaction of all conditions set forth in this Section 14.  Any Transfer or purported Transfer that does not comply with this Section 14 shall be void ab initio. The Seller shall be permitted to Transfer, directly or indirectly, in whole or in part: (i) the Properties, including the Mining Rights or any portion thereof or any right therein; or (ii) its rights and obligations under this Agreement, in each case only so long as the following conditions precedent set forth below are satisfied.  If such conditions are satisfied in respect of a Transfer that constitutes a Transfer to a bona fide third party purchaser of the applicable part or parts of the Mining Rights (and not to a mortgagee, chargeholder, encumbrancer or surviving company after completion of a merger, arrangement, consolidation or spin-out transaction), the Seller shall be released from its obligations under this Agreement upon the completion of such Transfer.  The conditions precedent are as follows:

(a)	the Seller shall provide the Buyer with at least 30 days prior written notice of its intent to Transfer;

(b)
any purchaser, merged company, transferee, successor or assignee shall, as a condition precedent to the Transfer, agree in writing in favour of the Buyer (in form and content satisfactory to the Buyer in its sole discretion) to abide by and be bound by this Agreement and all terms, obligations and covenants contained herein;

(c)
any purchaser, merged company, transferee, successor or assignee shall, in the reasonable judgment of the Buyer, have the financial capability and commitment to advance or continue the operation and development of the Properties and shall otherwise be capable of performing the obligations of the Seller under this Agreement;

(d)
the Buyer, in its judgment in its sole discretion, shall not, as a result of such Transfer, suffer or be reasonably likely to suffer a material adverse effect in relation to the transactions set forth in this Agreement; and

(e)
any transferee that is a mortgagee, chargeholder or encumbrancer agrees to obtain an agreement in writing in favour of the Buyer from any subsequent purchaser or transferee of such mortgagee, chargeholder or encumbrancer that such subsequent mortgagee, chargeholder or encumbrancer will be bound by the terms of the Agreement, as applicable and to the extent possible.

14.2
The Seller may relinquish, surrender, abandon or terminate all or any part of the Mining Rights if the Seller reasonably determines that the cost of maintaining such relinquished, surrendered, abandoned or terminated Mining Rights is not justified.  If the Seller acquires, reacquires, restakes or relocates any Mining Rights that cover or relate to or are contiguous with or appurtenant to any portion of the Properties that was released, surrendered, abandoned, terminated, lapsed or relinquished, this Agreement shall apply fully to such acquired, reacquired, restaked or relocated portion.

14.3	The Seller may enter into a joint venture with another Person or Persons with respect to the Properties provided that:

(a)	the Seller shall provide the Buyer with at least 30 days prior written notice of its intent to enter into a joint venture in respect of the Properties;

(b)	the Seller retains at least a 50% undivided interest in the Properties;

(c)	the Seller is at all times the operator of the Properties;

(d)	each joint venture counterparty agrees to sell any and all Refined Gold and Refined Silver attributable to it to the Buyer pursuant to the terms of this Agreement; and

(e)
each joint venture participant agrees in a document, or documents, acceptable to the Buyer, acting reasonably, with the Seller, the Buyer and any other joint venture participant to assume on a joint and several basis with the Seller all of the obligations and duties under this Agreement.

14.4
Prior to the Threshold Date, without the Buyer’s prior written consent, the Seller shall not enter into any alternative debt financing arrangement (an “Alternative Debt Financing”) whereby the Seller agrees to deliver to the provider of such financing any Refined Gold, Refined Silver, Unrefined Gold or Unrefined Silver, or assign or otherwise convey any right to receive the proceeds or income therefrom.  After the Threshold Date, in the event the Seller enters into an Alternative Debt Financing arrangement, the Buyer agrees to reasonably negotiate the amendment of this Agreement in order to accommodate (and not contradict) the terms and conditions of such Alternative Debt Financing.

15.	FORCE MAJEURE

15.1	To the extent that a failure to perform any of the obligations under this Agreement is caused by the occurrence of a Force Majeure Event, the Seller shall immediately notify the Buyer in writing and no default shall arise under this Agreement by reason of any failure of Seller to perform, or any delay in the performance of, any of its obligations under and in accordance with this Agreement to the extent that such failure to perform or delay in performance is caused by the occurrence of a Force Majeure Event.  For purposes of this Agreement, “Force Majeure Event” means an act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes. The Term of this Agreement and Seller’s performance times under this Agreement shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section.

15.2	The Seller shall give prompt written notice to the Buyer once the cause of such Force Majeure has been resolved.

15.3
It is understood that once the Force Majeure is lifted, the Seller will thereafter be required to fulfill its obligations under this Agreement in respect of any shipments taking place after the lifting of the Force Majeure.

16.	NOTICES

16.1
Any notice to the Seller under the provisions of this Agreement shall be valid and effective if delivered personally, by courier or by facsimile transmission to or, if given by registered mail, postage prepaid, addressed to, the Seller at: *[REDACTED], and shall be deemed to have been given on the date of delivery personally or by facsimile transmission if so delivered prior to 5:00 pm. (Toronto time) on a Business Day and otherwise on the next Business Day or on the third Business Day after such letter has been mailed, as the case may be.  The Seller may from time to time notify the Buyer of a change in address which thereafter, until changed by further notice, shall be the address of the Seller for all purposes of this Agreement.

16.2
Any notice to the Buyer under the provisions of this Agreement shall be valid and effective if delivered personally, by courier or by facsimile transmission to or, if given by registered mail, postage prepaid, addressed to the Buyer at its principal office at *[REDACTED], and shall be deemed to have been given on the date of delivery personally or by facsimile transmission if so delivered prior to 5:00 p.m. (Toronto time) on a Business Day and otherwise on the next Business Day or on the third Business Day after such letter has been mailed, as the case may be.  The Buyer may from time to time notify the Seller of a change in address which thereafter, until changed by further notice, shall be the address of the Buyer for all purposes of this Agreement.

16.3
Any notice provided for in this Agreement may be waived in writing by the party entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

17.	BINDING EFFECT; COVENANT RUNNING WITH THE LAND

17.1
The parties hereto acknowledge and agree that, subject to applicable law, this Gold and Silver Supply Agreement and the covenants, terms, and conditions herein contained shall constitute continuing “covenants running with the land” and that the performance of the provisions under this Agreement remain an obligation not only for the current owner, title holder, claim holder, concession holder or licencee but also of any and all Persons who subsequently acquire or receive all or any interest in the Properties and the Mining Rights.

17.2
Accordingly, the Seller shall at or before the execution of this Agreement deliver to the Buyer and/or the Buyer's lawyers all such documents as may be necessary to permit the Buyer to register and record this Agreement against title to the Properties. Legal counsel for the Seller shall assist the Buyer and/or its counsel in preparing and filing and such documents.  The parties agree that the Buyer may, and shall, record this Agreement (or a memorandum or short form of this Agreement) in the official records of the applicable county.

18.	GENERAL

18.1
This Agreement embodies the final, entire agreement between the parties hereto in respect of the matters described herein and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto.  There are no oral agreements among the parties hereto.

18.2
No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure therefrom or any of the terms, conditions, or provisions thereof, shall be effective unless the same shall be in writing and signed by each of the parties hereto.  Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

18.3
This Agreement may be executed in any number of counterparts and by the parties on different counterparts, but shall not be effective until each party has executed at least one counterpart.  Each counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same Agreement.  This Agreement may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission, and delivery of an executed counterpart of a signature page to this Agreement by facsimile, portable document format (.pdf) or other electronic delivery (including e-mail) shall be as effective and binding as delivery of a manually executed counterpart thereof.

18.4	Time is of the essence of this Agreement.

18.5
In consideration for the Buyer entering into this Agreement, each Seller agrees to indemnify, save harmless and defend the Buyer and its respective Affiliates, partners, officers, directors, employees, agents and controlling persons (the “Indemnified Parties”, and individually each, an “Indemnified Party”) each of the Indemnified Parties from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities, taxes, obligations, penalties, fines, charges, disbursements, payments or expenses of whatsoever nature or kind including the aggregate amount paid in reasonable settlement of any of the foregoing and the reasonable fees, disbursements and taxes of their counsel in connection with any of the foregoing to which an Indemnified Party may become subject or otherwise involved in any capacity insofar as they relate to, are caused by, result from, arise out of or are based upon, directly or indirectly, this Agreement, the transactions contemplated hereby, the Properties (or any portion thereof) or the business or operations of any Seller, except to the extent that any losses, expenses, claims, actions, damages or liabilities incurred by the Indemnified Party are determined by a court of competent jurisdiction to have resulted primarily from the gross negligence, wilful misconduct or fraud of such Indemnified Party.

18.6
The Seller shall obtain and use commercially reasonable efforts to maintain and keep in good standing all mining claims, governmental permits and licenses, as the case may be, which are necessary for the performance of the Seller’s obligations under this Agreement.

18.7	Each of the rights and remedies of the Buyer under this Agreement is without prejudice to any other right or remedy that the Buyer may have whether under this Agreement or otherwise.

18.8
If any provision of this Agreement is found by any court, tribunal or administrative body of competent jurisdiction to be wholly or partly illegal, invalid, void, voidable, unenforceable or unreasonable it shall, to the extent of such illegality, invalidity, voidness, voidability, unenforceability or unreasonableness, be deemed severable and the remaining provisions of this Agreement and the remainder of such provision shall continue in full force and effect.

18.9	Failure or delay by the Buyer in enforcing or partially enforcing any provision of this Agreement shall not be construed as a waiver of any of its rights under this Agreement.

18.10
The Seller agrees to pay on demand all reasonable costs and expenses of the Buyer in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other documents and Instruments to be delivered hereunder, including, without limitation the reasonable fees and expenses of legal counsel and all other out-of-pocket expenses of the Buyer.

18.11
Any waiver of the Buyer of any breach of, or default under, any provision of this Agreement by the Seller shall not be deemed a waiver of any subsequent breach or default and shall in no way affect the other terms of this Agreement.

18.12
This Agreement and all its provisions shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto; provided, that the Seller shall not Transfer this Agreement except in accordance with Section 14.  The Buyer may, at any time, without the consent of the Seller, transfer or assign to its respective successors and Affiliates all or any part of this Agreement.

18.13
Nothing contained in this Agreement shall be deemed to constitute either party the partner or joint venturer of the other.  It is not the intention of the parties to create, nor shall this Agreement be construed to create, any mining partnership, commercial partnership or other partnership, joint venture or fiduciary relationship.

18.14
The Sellers are engaged in related businesses and are integrated to such an extent that the financial strength and flexibility of each Seller has a direct, tangible and immediate impact on the success of the other Sellers.  Each Seller shall cause the other Sellers to perform the obligations under this Agreement and each Seller hereby irrevocably guarantees the performance of the obligations under this Agreement by the other Sellers.  Each Seller waives any right to revoke, terminate or suspend its guarantee granted hereby and acknowledges that it entered into such guarantee in contemplation of the benefits that it would receive.

18.15
The Seller agrees to execute, acknowledge, notarize and deliver to the Buyer such other and further agreements, documents, certificates and instruments and do or cause to be done such other acts as the Buyer reasonably determines to be necessary or desirable to effect the intent of the parties to this Agreement or otherwise to protect and preserve the interests of the Buyer hereunder.

19.	RULE AGAINST PERPETUITIES

19.1
In the event that a court of competent jurisdiction determines that the term or any other provision of this Agreement violates the rule against perpetuities, then the term of this Agreement shall automatically be revised and reformed to coincide with the maximum term permitted by the rule against perpetuities, or such other provisions shall automatically be revised and reformed as necessary to comply with the rule against perpetuities, and this Agreement shall not be terminated solely as a result of a violation of the rule against perpetuities.

20.	RIGHTS OF SET-OFF

20.1
Each party shall have the right to set-off and apply any and all cash payment obligations at any time owing by one party to or for the credit or the account of the other party against any and all cash payment obligations owing by such party, whether arising under this Agreement or the Loan Agreement.  Prior to exercising any right of set-off, a party desiring to apply the right of set-off provided  by this Agreement shall first provide written notification to the other party, whereupon the parties shall mutually agree as to the calculation and application of any such set-off prior to applying any such set-off rights arising under this Agreement.  Each party hereby expressly authorizes the other party to so set-off and apply any and all such amounts, only so long as such party has complied with the provisions hereof.  The right of set-off provided by this paragraph is in addition to, and not in limitation or derogation of, any and all other rights and remedies of each party, whether under this Agreement, the Loan Agreement or otherwise.

21.	GOVERNING LAW AND JURISDICTION

21.1
This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Nevada and shall be treated in all respects as a Nevada contract.  The parties hereby irrevocably attorn to the non-exclusive jurisdiction of the courts of the State of Nevada.  Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court in the State of Nevada.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any forum non conveniens defence to the maintenance of such action or proceeding in any such court.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

remainder of this page intentionally blank

IN WITNESS WHEREOF the parties hereto have executed this Agreement under the hands of their proper officers duly authorized in that behalf as of the date first above written.

GRYPHON GOLD CORPORATION

By:
Name:
Title:

BOREALIS MINING COMPANY

By:
Name:
Title:

WATERTON GLOBAL VALUE, L.P.,
by its Investment Manager, ALTITUDE MANAGEMENT LIMITED

By:
Authorized Signing Officer

[Signature Page to Gold and Silver Supply Agreement]

Exhibit A

To

Gold and Silver Supply Agreement

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 2 of 17

Admin State:  NV
   Geo State:  NV

BOREALIS MINING CO 1153 BERGEN PKWY # 290
EVERGREEN, CO 80439-9501	CUSTOMER ID: *[REDACTED]

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC850432	GPM 1	N MC850432	ACTIVE
NMC850433	GPM 2	N MC850432	ACTIVE
NMC850434	GPM 3	N MC850432	ACTIVE
NMC850435	GPM 4	N MC850432	ACTIVE
NMC850436	GPM 5	N MC850432	ACTIVE
NMC850437	GPM 6	N MC850432	ACTIVE
NMC850438	GPM 7	N MC850432	ACTIVE
NMC850439	GPM 8	N MC850432	ACTIVE
NMC850440	GPM 9	N MC850432	ACTIVE
NMC850441	GPM 10	N MC850432	ACTIVE
NMC850442	GPM 11	N MC850432	ACTIVE
NMC850443	GPM 12	N MC850432	ACTIVE
NMC850444	GPM 13	N MC850432	ACTIVE
NMC850445	GPM 14	N MC850432	ACTIVE
NMC850446	GPM 15	N MC850432	ACTIVE
NMC850447	GPM 16	N MC850432	ACTIVE
NMC850448	GPM 17	N MC850432	ACTIVE
NMC850449	GPM 18	N MC850432	ACTIVE
NMC850450	GPM 19	N MC850432	ACTIVE
NMC850451	GPM 20	N MC850432	ACTIVE
NMC850452	GPM 21	N MC850432	ACTIVE
NMC850453	GPM 22	N MC850432	ACTIVE
NMC850454	GPM 23	N MC850432	ACTIVE
NMC850455	GPM 24	N MC850432	ACTIVE
NMC850456	GPM 25	N MC850432	ACTIVE
NMC850457	GPM 26	N MC850432	ACTIVE
NMC850458	GPM 27	N MC850432	ACTIVE
NMC850459	GPM 28	N MC850432	ACTIVE
NMC850460	GPM 29	N MC850432	ACTIVE
NMC850461	GPM 30	N MC850432	ACTIVE
NMC850462	GPM 31	N MC850432	ACTIVE
NMC850463	GPM 32	N MC850432	ACTIVE
NMC850464	GPM 33	N MC850432	ACTIVE
NMC850465	GPM 34	N MC850432	ACTIVE
NMC850466	GPM 35	N MC850432	ACTIVE
NMC850467	GPM 36	N MC850432	ACTIVE
NMC850468	GPM 37	N MC850432	ACTIVE
NMC850469	GPM 38	N MC850432	ACTIVE
NMC850470	GPM 39	N MC850432	ACTIVE
NMC850471	GPM 40	N MC850432	ACTIVE
NMC850472	GPM 41	N MC850432	ACTIVE
NMC850473	GPM 42	N MC850432	ACTIVE
NMC850474	GPM 43	N MC850432	ACTIVE
NMC850475	GPM 44	NMC850432	ACTIVE

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 3 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC850476	GPM 45	NMC850432	ACTIVE
NMC850477	GPM 46	NMC850432	ACTIVE
NMC850478	GPM 47	NMC850432	ACTIVE
NMC850479	GPM 48	NMC850432	ACTIVE
NMC850480	GPM 49	NMC850432	ACTIVE
NMC850481	GPM 50	NMC850432	ACTIVE
NMC850482	GPM 51	NMC850432	ACTIVE
NMC850483	GPM 52	NMC850432	ACTIVE
NMC850484	GPM 53	NMC850432	ACTIVE
NMC850485	GG 1	NMC850432	ACTIVE
NMC850486	GG 2	NMC850432	ACTIVE
NMC850487	GG 3	NMC850432	ACTIVE
NMC850488	GG 4	NMC850432	ACTIVE
NMC850489	GG 5	NMC850432	ACTIVE
NMC850490	GG 6	NMC850432	ACTIVE
NMC850491	GG 7	NMC850432	ACTIVE
NMC850492	GG 8	NMC850432	ACTIVE
NMC850493	GG 9	NMC850432	ACTIVE
NMC850494	GG 10	NMC850432	ACTIVE
NMC850495	GG 11	NMC850432	ACTIVE
NMC850496	GG 12	NMC850432	ACTIVE
NMC850497	GG 13	NMC850432	ACTIVE
NMC850498	GG 14	NMC850432	ACTIVE
NMC850499	GG 15	NMC850432	ACTIVE
NMC850500	GG 16	NMC850432	ACTIVE
NMC850501	GG 17	NMC850432	ACTIVE
NMC850502	GG 18	NMC850432	ACTIVE
NMC850503	GG 19	NMC850432	ACTIVE
NMC850504	GG 20	NMC850432	ACTIVE
NMC850505	GG 21	NMC850432	ACTIVE
NMC850506	GG 22	NMC850432	ACTIVE
NMC850507	GG 23	NMC850432	ACTIVE
NMC850508	GG 24	NMC850432	ACTIVE
NMC850509	GG 25	NMC850432	ACTIVE
NMC850510	GG 26	NMC850432	ACTIVE
NMC850511	GG 27	NMC850432	ACTIVE
NMC850512	GG 28	NMC850432	ACTIVE
NMC850513	GG 29	NMC850432	ACTIVE
NMC850514	GG 30	NMC850432	ACTIVE
NMC850515	GG 31	NMC850432	ACTIVE
NMC850516	GG 32	NMC850432	ACTIVE
NMC850517	GG 33	NMC850432	ACTIVE
NMC850518	GG 34	NMC850432	ACTIVE
NMC850519	GG 35	NMC850432	ACTIVE
NMC850520	GG 36	NMC850432	ACTIVE
NMC850521	GG 37	NMC850432	ACTIVE
NMC850522	GG 38	NMC850432	ACTIVE
NMC850523	GG 39	NMC850432	ACTIVE
NMC850524	GG 40	NMC850432	ACTIVE
NMC850525	GG 41	NMC850432	ACTIVE
NMC850526	GG 42	NMC850432	ACTIVE
NMC850527	GG 43	NMC850432	ACTIVE

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 4 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC850528	GG 44	NMC850432	ACTIVE
NMC850529	GG 45	NMC850432	ACTIVE
NMC850530	GG 46	NMC850432	ACTIVE
NMC850531	GG 47	NMC850432	ACTIVE
NMC850532	GG 48	NMC850432	ACTIVE
NMC850533	GG 49	NMC850432	ACTIVE
NMC850534	GG 50	NMC850432	ACTIVE
NMC850535	GG 51	NMC850432	ACTIVE
NMC850536	GG 52	NMC850432	ACTIVE
NMC850537	GG 53	NMC850432	ACTIVE
NMC850538	GG 54	NMC850432	ACTIVE
NMC850539	GG 55	NMC850432	ACTIVE
NMC850540	GG 56	NMC850432	ACTIVE
NMC850541	GG 57	NMC850432	ACTIVE
NMC856715	BORMS #1	NMC856715	ACTIVE
NMC856716	BOR 1	NMC856715	ACTIVE
NMC856717	BOR 2	NMC856715	ACTIVE
NMC856718	BOR 3	NMC856715	ACTIVE
NMC856719	BOR 4	NMC856715	ACTIVE
NMC856720	BOR 5	NMC856715	ACTIVE
NMC856721	BOR 6	NMC856715	ACTIVE
NMC856722	BOR 7	NMC856715	ACTIVE
NMC856723	BOR 8	NMC856715	ACTIVE
NMC856724	BOR 9	NMC856715	ACTIVE
NMC856725	BOR 10	NMC856715	ACTIVE
NMC856726	BOR 11	NMC856715	ACTIVE
NMC856727	BOR 12	NMC856715	ACTIVE
NMC856728	BOR 13	NMC856715	ACTIVE
NMC856729	BOR 14	NMC856715	ACTIVE
NMC856730	BOR 15	NMC856715	ACTIVE
NMC856731	BOR 16	NMC856715	ACTIVE
NMC856732	BOR 17	NMC856715	ACTIVE
NMC856733	BOR 18	NMC856715	ACTIVE
NMC856734	BOR 19	NMC856715	ACTIVE
NMC856735	BOR 20	NMC856715	ACTIVE
NMC856736	BOR 21	NMC856715	ACTIVE
NMC856737	BOR 22	NMC856715	ACTIVE
NMC856738	BOR 23	NMC856715	ACTIVE
NMC856739	BOR 24	NMC856715	ACTIVE
NMC856740	BOR 25	NMC856715	ACTIVE
NMC856741	BOR 26	NMC856715	ACTIVE
NMC856742	BOR 27	NMC856715	ACTIVE
NMC856743	BOR 28	NMC856715	ACTIVE
NMC856744	BOR 29	N MC856715	ACTIVE
NMC856745	BOR 30	N MC856715	ACTIVE
NMC856746	BOR 31	N MC856715	ACTIVE
NMC856747	BOR 32	N MC856715	ACTIVE
NMC856748	BOR 33	N MC856715	ACTIVE
NMC856749	BOR 34	N MC856715	ACTIVE
NMC856750	BOR 35	N MC856715	ACTIVE
NMC856751	BOR 36	N MC856715	ACTIVE
NMC856752	BOR 37	N MC856715	ACTIVE

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 5 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC856753	BOR 38	N MC856715	ACTIVE
NMC856754	BOR 39	N MC856715	ACTIVE
NMC856755	BOR 40	N MC856715	ACTIVE
NMC856756	BOR 41	N MC856715	ACTIVE
NMC856757	BOR 42	N MC856715	ACTIVE
NMC856758	BOR 43	N MC856715	ACTIVE
NMC856759	BOR 44	N MC856715	ACTIVE
NMC856760	BOR 45	N MC856715	ACTIVE
NMC856761	BOR 46	N MC856715	ACTIVE
NMC856762	BOR 47	N MC856715	ACTIVE
NMC856763	BOR 48	N MC856715	ACTIVE
NMC856764	BOR 49	N MC856715	ACTIVE
NMC856765	BOR 50	N MC856715	ACTIVE
NMC856766	BOR 51	N MC856715	ACTIVE
NMC856767	BOR 52	N MC856715	ACTIVE
NMC856768	BOR 53	N MC856715	ACTIVE
NMC856769	BOR 54	N MC856715	ACTIVE
NMC856770	BOR 55	N MC856715	ACTIVE
NMC856771	BOR 56	N MC856715	ACTIVE
NMC856772	BOR 57	N MC856715	ACTIVE
NMC856773	BOR 58	N MC856715	ACTIVE
NMC856774	BOR 59	N MC856715	ACTIVE
NMC856775	BOR 60	N MC856715	ACTIVE
NMC856776	BOR 61	N MC856715	ACTIVE
NMC856777	BOR 62	N MC856715	ACTIVE
NMC856778	BOR 63	N MC856715	ACTIVE
NMC856779	BOR 64	N MC856715	ACTIVE
NMC856780	BOR 65	N MC856715	ACTIVE
NMC856781	BOR 66	N MC856715	ACTIVE
NMC856782	BOR 67	N MC856715	ACTIVE
NMC856783	BOR 68	N MC856715	ACTIVE
NMC856784	BOR 69	N MC856715	ACTIVE
NMC856785	BOR 70	N MC856715	ACTIVE
NMC856786	BOR 71	N MC856715	ACTIVE
NMC856787	BOR 72	N MC856715	ACTIVE
NMC856788	BOR 73	N MC856715	ACTIVE
NMC856789	BOR 74	N MC856715	ACTIVE
NMC856790	BOR 75	N MC856715	ACTIVE
NMC856791	BOR 76	N MC856715	ACTIVE
NMC856792	BOR 77	N MC856715	ACTIVE
NMC856793	BOR 78	N MC856715	ACTIVE
NMC856794	BOR 79	N MC856715	ACTIVE
NMC856795	BOR 80	N MC856715	ACTIVE
NMC856796	BOR 81	N MC856715	ACTIVE
NMC856797	BOR 82	N MC856715	ACTIVE
NMC856798	BOR 83	N MC856715	ACTIVE
NMC856799	BOR 84	N MC856715	ACTIVE
NMC856800	BOR 85	N MC856715	ACTIVE
NMC856801	BOR 86	N MC856715	ACTIVE
NMC856802	BOR 87	N MC856715	ACTIVE
NMC856803	BOR 88	N MC856715	ACTIVE
NMC856804	BOR 89	N MC856715	ACTIVE

A-4

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 6 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC856805	BOR 90	N MC856715	ACTIVE
NMC856806	BOR 91	N MC856715	ACTIVE
NMC856807	BOR 92	N MC856715	ACTIVE
NMC856808	BOR 93	N MC856715	ACTIVE
NMC856809	BOR 94	N MC856715	ACTIVE
NMC856810	BOR 95	N MC856715	ACTIVE
NMC856811	BOR 96	N MC856715	ACTIVE
NMC856812	BOR 97	N MC856715	ACTIVE
NMC856813	BOR 98	N MC856715	ACTIVE
NMC856814	BOR 99	N MC856715	ACTIVE
NMC856815	BOR 113	N MC856715	ACTIVE
NMC856816	BOR 114	N MC856715	ACTIVE
NMC856817	BOR 115	N MC856715	ACTIVE
NMC856818	BOR 116	N MC856715	ACTIVE
NMC856819	BOR 117	N MC856715	ACTIVE
NMC856820	BOR 118	N MC856715	ACTIVE
NMC856821	BOR 119	N MC856715	ACTIVE
NMC856822	BOR 120	N MC856715	ACTIVE
NMC856823	BOR 121	N MC856715	ACTIVE
NMC856824	BOR 122	N MC856715	ACTIVE
NMC856825	BOR 123	N MC856715	ACTIVE
NMC856826	BOR 124	N MC856715	ACTIVE
NMC856827	BOR 125	N MC856715	ACTIVE
NMC856828	BOR 126	N MC856715	ACTIVE
NMC856829	BOR 127	N MC856715	ACTIVE
NMC856830	BOR 128	N MC856715	ACTIVE
NMC856831	BOR 129	N MC856715	ACTIVE
NMC856832	BOR 130	N MC856715	ACTIVE
NMC856833	BOR 131	N MC856715	ACTIVE
NMC856834	BOR 132	N MC856715	ACTIVE
NMC856835	BOR 133	N MC856715	ACTIVE
NMC856836	BOR 134	N MC856715	ACTIVE
NMC856837	BOR 135	N MC856715	ACTIVE
NMC856838	BOR 136	N MC856715	ACTIVE
NMC856839	BOR 137	N MC856715	ACTIVE
NMC856840	BOR 138	N MC856715	ACTIVE
NMC856841	BOR 139	N MC856715	ACTIVE
NMC856842	BOR 140	N MC856715	ACTIVE
NMC856843	BOR 141	N MC856715	ACTIVE
NMC856844	BOR 142	N MC856715	ACTIVE
NMC856845	BOR 143	N MC856715	ACTIVE
NMC856846	BOR 144	N MC856715	ACTIVE
NMC856847	BOR 145	N MC856715	ACTIVE
NMC856848	BOR 146	N MC856715	ACTIVE
NMC856849	BOR 157	N MC856715	ACTIVE
NMC856850	BOR 157	N MC856715	ACTIVE
NMC856851	BOR 159	N MC856715	ACTIVE
NMC856852	BOR 167	N MC856715	ACTIVE
NMC856853	BOR 168	N MC856715	ACTIVE
NMC856854	BOR 169	N MC856715	ACTIVE
NMC856855	BOR 170	N MC856715	ACTIVE
NMC856856	BOR 171	N MC856715	ACTIVE

A-5

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 7 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC856857	BOR 172	N MC856715	ACTIVE
NMC856858	BOR 173	N MC856715	ACTIVE
NMC856859	BOR 174	N MC856715	ACTIVE
NMC856860	BOR 175	N MC856715	ACTIVE
NMC856861	BOR 176	N MC856715	ACTIVE
NMC856862	BOR 177	N MC856715	ACTIVE
NMC856863	BOR 178	N MC856715	ACTIVE
NMC856864	BOR 179	N MC856715	ACTIVE
NMC856865	BOR 180	N MC856715	ACTIVE
NMC856866	BOR 181	N MC856715	ACTIVE
NMC856867	BOR 182	N MC856715	ACTIVE
NMC856868	BOR 183	N MC856715	ACTIVE
NMC856869	BOR 184	N MC856715	ACTIVE
NMC856870	BOR 185	N MC856715	ACTIVE
NMC856871	BOR 186	N MC856715	ACTIVE
NMC856872	BOR 187	N MC856715	ACTIVE
NMC856873	BOR 188	N MC856715	ACTIVE
NMC856874	BOR 189	N MC856715	ACTIVE
NMC856875	BOR 190	N MC856715	ACTIVE
NMC856876	BOR 191	N MC856715	ACTIVE
NMC856877	BOR 192	N MC856715	ACTIVE
NMC856878	BOR 193	N MC856715	ACTIVE
NMC856879	BOR 194	N MC856715	ACTIVE
NMC856880	BOR 195	N MC856715	ACTIVE
NMC856881	BOR 196	N MC856715	ACTIVE
NMC856882	BOR 197	N MC856715	ACTIVE
NMC856883	BOR 198	N MC856715	ACTIVE
NMC856884	BOR 199	N MC856715	ACTIVE
NMC856885	BOR 200	N MC856715	ACTIVE
NMC856886	BOR 201	N MC856715	ACTIVE
NMC856887	BOR 202	N MC856715	ACTIVE
NMC856888	BOR 203	N MC856715	ACTIVE
NMC856889	BOR 204	N MC856715	ACTIVE
NMC856890	BOR 205	N MC856715	ACTIVE
NMC856891	BOR 206	N MC856715	ACTIVE
NMC856892	BOR 207	N MC856715	ACTIVE
NMC856893	BOR 208	N MC856715	ACTIVE
NMC856894	BOR 209	N MC856715	ACTIVE
NMC856895	BOR 210	N MC856715	ACTIVE
NMC856896	BOR 211	N MC856715	ACTIVE
NMC871548	BMC 1	N MC871548	ACTIVE
NMC871549	BMC 2	N MC871548	ACTIVE
NMC871550	BMC 3	N MC871548	ACTIVE
NMC871551	BMC 4	N MC871548	ACTIVE
NMC871552	BMC 5	N MC871548	ACTIVE
NMC871553	BMC 6	N MC871548	ACTIVE
NMC871554	BMC 7	N MC871548	ACTIVE
NMC871555	BMC 8	N MC871548	ACTIVE
NMC871556	BMC 9	N MC871548	ACTIVE
NMC871557	BMC 10	N MC871548	ACTIVE
NMC871558	BMC 11	N MC871548	ACTIVE
NMC871559	BMC 12	N MC871548	ACTIVE

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 8 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC871560	BMC 13	N MC871548	ACTIVE
NMC871561	BMC 14	N MC871548	ACTIVE
NMC871562	BMC 15	N MC871548	ACTIVE
NMC871563	BMC 16	N MC871548	ACTIVE
NMC871564	BMC 17	N MC871548	ACTIVE
NMC871565	BMC 18	N MC871548	ACTIVE
NMC871566	BMC 19	N MC871548	ACTIVE
NMC871567	BMC 20	N MC871548	ACTIVE
NMC871568	BMC 21	N MC871548	ACTIVE
NMC871569	BMC 22	N MC871548	ACTIVE
NMC871570	BMC 23	N MC871548	ACTIVE
NMC871571	BMC 24	N MC871548	ACTIVE
NMC871572	BMC 25	N MC871548	ACTIVE
NMC871573	BMC 26	N MC871548	ACTIVE
NMC871574	BMC 27	N MC871548	ACTIVE
NMC871575	BMC 28	N MC871548	ACTIVE
NMC871576	BMC 29	N MC871548	ACTIVE
NMC871577	BMC 30	N MC871548	ACTIVE
NMC871578	BMC 31	N MC871548	ACTIVE
NMC871579	BMC 32	N MC871548	ACTIVE
NMC871580	BMC 33	N MC871548	ACTIVE
NMC871581	BMC 34	N MC871548	ACTIVE
NMC871582	BMC 35	N MC871548	ACTIVE
NMC871583	BMC 36	N MC871548	ACTIVE
NMC871584	BMC 37	N MC871548	ACTIVE
NMC871585	BMC 38	N MC871548	ACTIVE
NMC871586	BMC 39	N MC871548	ACTIVE
NMC871587	BMC 40	N MC871548	ACTIVE
NMC871588	BMC 41	N MC871548	ACTIVE
NMC871589	BMC 42	N MC871548	ACTIVE
NMC871590	BMC 43	N MC871548	ACTIVE
NMC871591	BMC 44	N MC871548	ACTIVE
NMC871592	BMC 45	N MC871548	ACTIVE
NMC871593	BMC 46	N MC871548	ACTIVE
NMC871594	BMC 47	N MC871548	ACTIVE
NMC871595	BMC 48	N MC871548	ACTIVE
NMC871596	BMC 49	N MC871548	ACTIVE
NMC871597	BMC 50	N MC871548	ACTIVE
NMC871598	BMC 51	N MC871548	ACTIVE
NMC871599	BMC 52	N MC871548	ACTIVE
NMC871600	BMC 53	N MC871548	ACTIVE
NMC871601	BMC 54	N MC871548	ACTIVE
NMC871602	BMC 55	N MC871548	ACTIVE
NMC871603	BMC 56	N MC871548	ACTIVE
NMC871604	BMC 57	N MC871548	ACTIVE
NMC871605	BMC 58	N MC871548	ACTIVE
NMC871606	BMC 59	N MC871548	ACTIVE
NMC871607	BMC 60	N MC871548	ACTIVE
NMC871608	BMC 61	N MC871548	ACTIVE
NMC871609	BMC 62	N MC871548	ACTIVE
NMC871610	BMC 63	N MC871548	ACTIVE
NMC871611	BMC 64	N MC871548	ACTIVE

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 9 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC871612	BMC 65	N MC871548	ACTIVE
NMC871613	BMC 66	N MC871548	ACTIVE
NMC871614	BMC 67	N MC871548	ACTIVE
NMC871615	BMC 68	N MC871548	ACTIVE
NMC871616	BMC 69	N MC871548	ACTIVE
NMC871617	BMC 70	N MC871548	ACTIVE
NMC871618	BMC 71	N MC871548	ACTIVE
NMC871619	BMC 72	N MC871548	ACTIVE
NMC871620	BMC 73	N MC871548	ACTIVE
NMC871621	BMC 74	N MC871548	ACTIVE
NMC871622	BMC 75	N MC871548	ACTIVE
NMC871623	BMC 76	N MC871548	ACTIVE
NMC871624	BMC 77	N MC871548	ACTIVE
NMC871625	BMC 78	N MC871548	ACTIVE
NMC871626	BMC 79	N MC871548	ACTIVE
NMC871627	BMC 80	N MC871548	ACTIVE
NMC871628	BMC 81	N MC871548	ACTIVE
NMC871629	BMC 82	N MC871548	ACTIVE
NMC871630	BMC 83	N MC871548	ACTIVE
NMC871631	BMC 84	N MC871548	ACTIVE
NMC871632	BMC 85	N MC871548	ACTIVE
NMC871633	BMC 86	N MC871548	ACTIVE
NMC871634	BMC 87	N MC871548	ACTIVE
NMC871635	BMC 88	N MC871548	ACTIVE
NMC871636	BMC 89	N MC871548	ACTIVE
NMC871637	BMC 90	N MC871548	ACTIVE
NMC871638	BMC 91	N MC871548	ACTIVE
NMC871639	BMC 92	N MC871548	ACTIVE
NMC871640	BMC 93	N MC871548	ACTIVE
NMC871641	BMC 94	N MC871548	ACTIVE
NMC871642	BMC 95	N MC871548	ACTIVE
NMC871643	BMC 96	N MC871548	ACTIVE
NMC871644	BMC 97	N MC871548	ACTIVE
NMC871645	BMC 98	N MC871548	ACTIVE
NMC871646	BMC 99	N MC871548	ACTIVE
NMC871647	BMC 100	N MC871548	ACTIVE
NMC871648	BMC 101	N MC871548	ACTIVE
NMC871649	BMC 102	N MC871548	ACTIVE
NMC871650	BMC 103	N MC871548	ACTIVE
NMC871651	BMC 104	N MC871548	ACTIVE
NMC871652	BMC 105	N MC871548	ACTIVE
NMC871653	BMC 106	N MC871548	ACTIVE
NMC871654	BMC 107	N MC871548	ACTIVE
NMC871655	BMC 108	N MC871548	ACTIVE
NMC871656	BMC 109	N MC871548	ACTIVE
NMC871657	BMC 110	N MC871548	ACTIVE
NMC871658	BMC 111	N MC871548	ACTIVE
NMC871659	BMC 112	N MC871548	ACTIVE
NMC871660	BMC 113	N MC871548	ACTIVE
NMC871661	BMC 114	N MC871548	ACTIVE
NMC871662	BMC 115	N MC871548	ACTIVE
NMC871663	BMC 116	N MC871548	ACTIVE

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 10 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC871664	BMC 117	N MC871548	ACTIVE
NMC871665	BMC 118	N MC871548	ACTIVE
NMC871666	BMC 119	N MC871548	ACTIVE
NMC871667	BMC 120	N MC871548	ACTIVE
NMC871668	BMC 121	N MC871548	ACTIVE
NMC871669	BMC 122	N MC871548	ACTIVE
NMC871670	BMC 123	N MC871548	ACTIVE
NMC871671	BMC 124	N MC871548	ACTIVE
NMC871672	BMC 125	N MC871548	ACTIVE
NMC871673	BMC 126	N MC871548	ACTIVE
NMC871674	BMC 127	N MC871548	ACTIVE
NMC871675	BMC 128	N MC871548	ACTIVE
NMC871676	ABC 1	N MC871548	ACTIVE
NMC871677	ABC 2	N MC871548	ACTIVE
NMC871678	ABC 3	N MC871548	ACTIVE
NMC871679	ABC 4	N MC871548	ACTIVE
NMC871680	ABC 5	N MC871548	ACTIVE
NMC871681	ABC 6	N MC871548	ACTIVE
NMC871682	ABC 7	N MC871548	ACTIVE
NMC871683	ABC 8	N MC871548	ACTIVE
NMC871684	ABC 9	N MC871548	ACTIVE
NMC871685	ABC 10	N MC871548	ACTIVE
NMC871686	ABC 11	N MC871548	ACTIVE
NMC871687	ABC 12	N MC871548	ACTIVE
NMC871688	ABC 13	N MC871548	ACTIVE
NMC871689	ABC 14	N MC871548	ACTIVE
NMC871690	ABC 15	N MC871548	ACTIVE
NMC871691	ABC 16	N MC871548	ACTIVE
NMC871692	ABC 17	N MC871548	ACTIVE
NMC871693	ABC 18	N MC871548	ACTIVE
NMC871694	ABC 19	N MC871548	ACTIVE
NMC871695	ABC 20	N MC871548	ACTIVE
NMC871696	ABC 21	N MC871548	ACTIVE
NMC871697	ABC 22	N MC871548	ACTIVE
NMC871698	ABC 23	N MC871548	ACTIVE
NMC871699	ABC 24	N MC871548	ACTIVE
NMC871700	ABC 25	N MC871548	ACTIVE
NMC871701	ABC 26	N MC871548	ACTIVE
NMC871702	ABC 27	N MC871548	ACTIVE
NMC871703	ABC 28	N MC871548	ACTIVE
NMC871704	ABC 29	N MC871548	ACTIVE
NMC871705	ABC 30	N MC871548	ACTIVE
NMC871706	ABC 31	N MC871548	ACTIVE
NMC871707	ABC 32	N MC871548	ACTIVE
NMC871708	ABC 33	N MC871548	ACTIVE
NMC871709	ABC 34	N MC871548	ACTIVE
NMC871710	ABC 35	N MC871548	ACTIVE
NMC871711	ABC 36	N MC871548	ACTIVE
NMC871712	ABC 37	N MC871548	ACTIVE
NMC871713	ABC 38	N MC871548	ACTIVE
NMC871714	ABC 39	N MC871548	ACTIVE
NMC871715	ABC 40	N MC871548	ACTIVE

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 11 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC871716	ABC 41	N MC871548	ACTIVE
NMC871717	ABC 42	N MC871548	ACTIVE
NMC871718	ABC 43	N MC871548	ACTIVE
NMC871719	ABC 44	N MC871548	ACTIVE
NMC871720	ABC 45	N MC871548	ACTIVE
NMC871721	ABC 46	N MC871548	ACTIVE
NMC871722	ABC 47	N MC871548	ACTIVE
NMC871723	ABC 48	N MC871548	ACTIVE
NMC871724	ABC 49	N MC871548	ACTIVE
NMC871725	ABC 50	N MC871548	ACTIVE
NMC871726	ABC 51	N MC871548	ACTIVE
NMC871727	ABC 52	N MC871548	ACTIVE
NMC871728	ABC 53	N MC871548	ACTIVE
NMC871729	ABC 54	N MC871548	ACTIVE
NMC871730	ABC 55	N MC871548	ACTIVE
NMC871731	ABC 56	N MC871548	ACTIVE
NMC871732	ABC 57	N MC871548	ACTIVE
NMC871733	ABC 58	N MC871548	ACTIVE
NMC871734	ABC 59	N MC871548	ACTIVE
NMC871735	ABC 60	N MC871548	ACTIVE
NMC871736	ABC 61	N MC871548	ACTIVE
NMC871737	ABC 62	N MC871548	ACTIVE
NMC871738	ABC 63	N MC871548	ACTIVE
NMC871739	ABC 64	N MC871548	ACTIVE
NMC871740	ABC 65	N MC871548	ACTIVE
NMC871741	ABC 66	N MC871548	ACTIVE
NMC871742	ABC 67	N MC871548	ACTIVE
NMC871743	ABC 68	N MC871548	ACTIVE
NMC871744	ABC 69	N MC871548	ACTIVE
NMC871745	ABC 70	N MC871548	ACTIVE
NMC871746	ABC 71	N MC871548	ACTIVE
NMC871747	ABC 72	N MC871548	ACTIVE
NMC871748	ABC 73	N MC871548	ACTIVE
NMC871749	ABC 74	N MC871548	ACTIVE
NMC871750	ABC 75	N MC871548	ACTIVE
NMC871751	ABC 76	N MC871548	ACTIVE
NMC871752	ABC 77	N MC871548	ACTIVE
NMC871753	ABC 78	N MC871548	ACTIVE
NMC871754	ABC 79	N MC871548	ACTIVE
NMC871755	ABC 80	N MC871548	ACTIVE
NMC871756	ABC 81	N MC871548	ACTIVE
NMC871757	ABC 82	N MC871548	ACTIVE
NMC871758	ABC 83	N MC871548	ACTIVE
NMC871759	ABC 84	N MC871548	ACTIVE
NMC871760	ABC 85	N MC871548	ACTIVE
NMC871761	ABC 86	N MC871548	ACTIVE
NMC871762	ABC 87	N MC871548	ACTIVE
NMC876819	GLEN 1	NMC876819	ACTIVE
NMC876820	GLEN 2	NMC876819	ACTIVE
NMC876821	GLEN 3	NMC876819	ACTIVE
NMC876822	GLEN 4	NMC876819	ACTIVE
NMC876823	GLEN 5	NMC876819	ACTIVE

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 12 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC876824	GLEN 6	NMC876819	ACTIVE
NMC876825	GLEN 7	NMC876819	ACTIVE
NMC876826	GLEN 8	NMC876819	ACTIVE
NMC876827	GLEN 9	NMC876819	ACTIVE
NMC876828	GLEN 10	NMC876819	ACTIVE
NMC876829	GLEN 11	NMC876819	ACTIVE
NMC876830	GLEN 12	NMC876819	ACTIVE
NMC876831	GLEN 13	NMC876819	ACTIVE
NMC876832	GLEN 14	NMC876819	ACTIVE
NMC876833	GLEN 15	NMC876819	ACTIVE
NMC876834	GLEN 16	NMC876819	ACTIVE
NMC876835	GLEN 17	N MC876819	ACTIVE
NMC876836	GLEN 18	N MC876819	ACTIVE
NMC876837	GLEN 19	N MC876819	ACTIVE
NMC876838	GLEN 20	N MC876819	ACTIVE
NMC876839	GLEN 21	N MC876819	ACTIVE
NMC876840	GLEN 22	N MC876819	ACTIVE
NMC876841	GLEN 23	N MC876819	ACTIVE
NMC876842	GLEN 24	N MC876819	ACTIVE
NMC876843	GLEN 25	N MC876819	ACTIVE
NMC876844	GLEN 26	N MC876819	ACTIVE
NMC876845	GLEN 27	N MC876819	ACTIVE
NMC876846	GLEN 28	N MC876819	ACTIVE
NMC889366	BMC 129	NMC889366	ACTIVE
NMC889367	BMC 130	NMC889366	ACTIVE
NMC889368	BMC 131	NMC889366	ACTIVE
NMC889369	BMC 132	NMC889366	ACTIVE
NMC889370	BMC 133	NMC889366	ACTIVE
NMC889371	BMC 134	NMC889366	ACTIVE
NMC889372	BMC 135	NMC889366	ACTIVE
NMC889373	BMC 136	NMC889366	ACTIVE
NMC889374	BMC 137	NMC889366	ACTIVE
NMC889375	BMC 138	NMC889366	ACTIVE
NMC889376	BMC 139	NMC889366	ACTIVE
NMC889377	BMC 140	NMC889366	ACTIVE
NMC889378	BMC 141	NMC889366	ACTIVE
NMC889379	BMC 142	NMC889366	ACTIVE
NMC889380	BMC 143	NMC889366	ACTIVE
NMC889381	BMC 144	NMC889366	ACTIVE
NMC889382	BMC 145	NMC889366	ACTIVE
NMC889383	BMC 146	NMC889366	ACTIVE
NMC889384	BMC 147	NMC889366	ACTIVE
NMC889385	BMC 148	NMC889366	ACTIVE
NMC889386	BMC 149	NMC889366	ACTIVE
NMC889387	BMC 150	NMC889366	ACTIVE
NMC889388	BMC 151	NMC889366	ACTIVE
NMC889389	BMC 152	NMC889366	ACTIVE
NMC889390	BMC 153	NMC889366	ACTIVE
NMC889391	BMC 154	NMC889366	ACTIVE
NMC889392	BMC 155	NMC889366	ACTIVE
NMC889393	BMC 156	NMC889366	ACTIVE
NMC889394	BMC 157	NMC889366	ACTIVE

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 13 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC889395	BMC 158	NMC889366	ACTIVE
NMC889396	BMC 159	NMC889366	ACTIVE
NMC889397	BMC 160	NMC889366	ACTIVE
NMC889398	BMC 161	NMC889366	ACTIVE
NMC889399	BMC 162	NMC889366	ACTIVE
NMC889400	BMC 163	NMC889366	ACTIVE
NMC889401	BMC 164	NMC889366	ACTIVE
NMC889402	BMC 165	N MC889366	ACTIVE
NMC889403	BMC 166	N MC889366	ACTIVE
NMC889404	BMC 167	N MC889366	ACTIVE
NMC889405	BMC 168	N MC889366	ACTIVE
NMC889406	BMC 169	N MC889366	ACTIVE
NMC889407	BMC 170	N MC889366	ACTIVE
NMC889408	BMC 171	N MC889366	ACTIVE
NMC889409	BMC 172	N MC889366	ACTIVE
NMC889410	BMC 173	N MC889366	ACTIVE
NMC889411	BMC 174	N MC889366	ACTIVE
NMC889412	BMC 175	N MC889366	ACTIVE
NMC889413	BMC 176	N MC889366	ACTIVE
NMC889414	BMC 177	N MC889366	ACTIVE
NMC889415	BMC 178	N MC889366	ACTIVE
NMC889416	BMC 179	N MC889366	ACTIVE
NMC889417	BMC 180	N MC889366	ACTIVE
NMC889418	BMC 181	N MC889366	ACTIVE
NMC889419	BMC 182	N MC889366	ACTIVE
NMC889420	BMC 183	N MC889366	ACTIVE
NMC889421	BMC 184	N MC889366	ACTIVE
NMC889422	BMC 185	N MC889366	ACTIVE
NMC889423	BMC 186	N MC889366	ACTIVE
NMC889424	BMC 187	N MC889366	ACTIVE
NMC889425	BMC 188	N MC889366	ACTIVE
NMC889426	BMC 189	N MC889366	ACTIVE
NMC889427	BMC 190	N MC889366	ACTIVE
NMC889428	BMC 191	N MC889366	ACTIVE
NMC889429	BMC 192	N MC889366	ACTIVE
NMC889430	BMC 193	N MC889366	ACTIVE
NMC889431	BMC 194	N MC889366	ACTIVE
NMC889432	BMC 195	N MC889366	ACTIVE
NMC889433	BMC 196	N MC889366	ACTIVE
NMC889434	BMC 197	N MC889366	ACTIVE
NMC889435	BMC 198	N MC889366	ACTIVE
NMC889436	BMC 199	N MC889366	ACTIVE
NMC889437	BMC 200	N MC889366	ACTIVE
NMC889438	BMC 201	N MC889366	ACTIVE
NMC889439	BMC 202	N MC889366	ACTIVE
NMC889440	BMC 203	N MC889366	ACTIVE
NMC889441	BMC 204	N MC889366	ACTIVE
NMC889442	BMC 205	N MC889366	ACTIVE
NMC889443	BMC 206	N MC889366	ACTIVE
NMC889444	BMC 207	N MC889366	ACTIVE
NMC889445	BMC 208	N MC889366	ACTIVE
NMC889446	BMC 209	N MC889366	ACTIVE

ACTIVE CLAIMS

Run Date: 03/14/2012 06:23 PM	Page 14 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC889447	BMC 212	N MC889366	ACTIVE
NMC889448	BMC 213	N MC889366	ACTIVE
NMC889449	BMC 214	N MC889366	ACTIVE
NMC889450	BMC 215	N MC889366	ACTIVE
NMC889451	BMC 216	N MC889366	ACTIVE
NMC889452	BMC 217	N MC889366	ACTIVE
NMC889453	BMC 218	N MC889366	ACTIVE
NMC889454	BMC 219	N MC889366	ACTIVE
Number of ACTIVE cases: 624

ACTIVE CLAIMS

Run Date: 03/14/2012 06:22 PM	Page 15 of 17

Admin State:  NV
   Geo State:  NV

WHITNEY JOHN W 6490 S MCCARRAN BLVD #23
RENO, NV 89509	CUSTOMER ID: *[REDACTED]

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC135448	FOX #336	NMC135447	ACTIVE
NMC135450	FOX #338	NMC135447	ACTIVE
NMC144623	BO #435	NMC144621	ACTIVE
NMC144624	BO #436	NMC144621	ACTIVE
NMC144626	BO #442	NMC144621	ACTIVE
NMC144627	BO #443	NMC144621	ACTIVE
NMC144628	BO #444	NMC144621	ACTIVE
NMC144629	BO #448	NMC144621	ACTIVE
NMC144630	BO #449	NMC144621	ACTIVE
NMC144632	BO #466	NMC144621	ACTIVE
NMC144636	BO #480	NMC144621	ACTIVE
NMC144637	BO #481	NMC144621	ACTIVE
NMC144838	BO #848	NMC144621	ACTIVE
NMC25426	RAINBOW	NMC25426	ACTIVE
NMC25427	CABIN	NMC25426	ACTIVE
NMC25428	SILVER KNIGHT	NMC25426	ACTIVE
NMC25429	RAINBOW # 1 EAST	NMC25426	ACTIVE
NMC25430	RAINBOW # 2 EAST	NMC25426	ACTIVE
NMC25431	RAINBOW # 2 WEST	NMC25426	ACTIVE
NMC25432	RAINBOW # 1 WEST	NMC25426	ACTIVE
NMC25433	CABIN # 2 EAST	NMC25426	ACTIVE
NMC25434	SILVER NIGHT #2 WEST	NMC25426	ACTIVE
NMC25435	SILVER NIGHT #1 WEST	NMC25426	ACTIVE
NMC25436	SILVER NIGHT #1 EAST	NMC25426	ACTIVE
NMC25437	SILVER NIGHT #2 EAST	NMC25426	ACTIVE
NMC25438	CABIN # 1 EAST	NMC25426	ACTIVE
NMC25439	CABIN # 2 WEST	NMC25426	ACTIVE
NMC25440	CABIN # 1 WEST	NMC25426	ACTIVE
NMC44289	FOX # 86	NMC44288	ACTIVE
NMC44290	FOX # 87	NMC44288	ACTIVE
NMC44291	FOX # 88	NMC44288	ACTIVE
NMC44292	FOX # 89	NMC44288	ACTIVE
NMC44293	FOX # 90	NMC44288	ACTIVE
NMC44302	FOX #100	NMC44288	ACTIVE
NMC44303	FOX #101	NMC44288	ACTIVE
NMC44304	FOX #102	NMC44288	ACTIVE
NMC44305	FOX #103	NMC44288	ACTIVE
NMC44317	FOX #115	NMC44288	ACTIVE
NMC44318	FOX #116	NMC44288	ACTIVE
NMC44319	FOX #117	NMC44288	ACTIVE
NMC44345	FOX #143	NMC44288	ACTIVE
NMC44346	FOX #144	NMC44288	ACTIVE
NMC44347	FOX #145	NMC44288	ACTIVE
NMC44348	FOX #146	NMC44288	ACTIVE

ACTIVE CLAIMS

Run Date: 03/14/2012 06:22 PM	Page 16 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC44349	FOX #147	NMC44288	ACTIVE
NMC44350	FOX #148	NMC44288	ACTIVE
NMC57755	FOX # 2	NMC57755	ACTIVE
NMC57756	FOX # 3	NMC57755	ACTIVE
NMC57757	FOX # 4	NMC57755	ACTIVE
NMC57758	FOX # 5	NMC57755	ACTIVE
NMC57759	FOX # 6	NMC57755	ACTIVE
NMC57760	FOX # 7	NMC57755	ACTIVE
NMC57761	FOX # 8	NMC57755	ACTIVE
NMC57762	FOX # 9	NMC57755	ACTIVE
NMC57773	FOX # 20	NMC57755	ACTIVE
NMC57774	FOX # 21	NMC57755	ACTIVE
NMC57775	FOX # 22	NMC57755	ACTIVE
NMC57776	FOX # 23	NMC57755	ACTIVE
NMC57777	FOX # 25	NMC57755	ACTIVE
NMC57778	FOX # 27	NMC57755	ACTIVE
NMC57785	FOX # 46	NMC57755	ACTIVE
NMC57786	FOX # 47	NMC57755	ACTIVE
NMC57787	FOX # 48	NMC57755	ACTIVE
NMC57788	FOX # 49	NMC57755	ACTIVE
NMC57789	FOX # 50	NMC57755	ACTIVE
NMC57790	FOX # 51	NMC57755	ACTIVE
NMC57795	FOX # 56	NMC57755	ACTIVE
NMC57796	FOX # 57	NMC57755	ACTIVE
NMC57797	FOX # 58	NMC57755	ACTIVE
NMC57799	FOX # 60	NMC57755	ACTIVE
NMC57800	FOX # 61	NMC57755	ACTIVE
NMC57801	FOX # 62	NMC57755	ACTIVE
NMC57804	FOX # 65	NMC57755	ACTIVE
NMC57805	FOX # 66	NMC57755	ACTIVE
NMC57806	FOX # 67	NMC57755	ACTIVE
NMC57807	FOX # 68	NMC57755	ACTIVE
NMC57808	FOX # 69	NMC57755	ACTIVE
NMC57809	FOX # 70	NMC57755	ACTIVE
NMC57810	FOX # 71	NMC57755	ACTIVE
NMC57811	FOX # 72	NMC57755	ACTIVE
NMC57812	FOX # 73	NMC57755	ACTIVE
NMC57813	FOX # 74	NMC57755	ACTIVE
NMC57814	FOX # 75	NMC57755	ACTIVE
NMC57815	FOX # 76	NMC57755	ACTIVE
NMC57816	FOX # 77	NMC57755	ACTIVE
NMC57817	FOX # 78	NMC57755	ACTIVE
NMC57818	FOX # 79	NMC57755	ACTIVE
NMC57819	FOX # 80	NMC57755	ACTIVE
NMC57820	FOX # 81	NMC57755	ACTIVE
NMC57821	FOX # 82	NMC57755	ACTIVE
NMC58194	FOX # 1	NMC58194	ACTIVE
NMC71756	FOX #244	N MC71752	ACTIVE
NMC71757	FOX #245	N MC71752	ACTIVE
NMC71758	FOX #246	N MC71752	ACTIVE
NMC71759	FOX #247	N MC71752	ACTIVE
NMC71760	FOX #248	N MC71752	ACTIVE

ACTIVE CLAIMS

Run Date: 03/14/2012 06:22 PM	Page 17 of 17

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC71761	FOX #249	N MC71752	ACTIVE
NMC849217	FOX N0 149	N MC849217	ACTIVE
NMC917136	FF 1	N MC917136	ACTIVE
NMC917137	FF 2	N MC917136	ACTIVE
NMC917138	FF 3	N MC917136	ACTIVE
NMC917139	FF 4	N MC917136	ACTIVE
NMC917140	FOXY 63	N MC917136	ACTIVE
NMC917141	FOXY 64	N MC917136	ACTIVE
NMC99775	FOX #288	N MC99775	ACTIVE
NMC99776	FOX #289	N MC99775	ACTIVE
NMC99777	FOX #290	N MC99775	ACTIVE
NMC99778	FOX #291	N MC99775	ACTIVE
NMC99779	FOX #292	N MC99775	ACTIVE
NMC99780	FOX #293	N MC99775	ACTIVE
NMC99781	FOX #294	N MC99775	ACTIVE
NMC99790	FOX #303	N MC99775	ACTIVE
NMC99791	FOX #304	N MC99775	ACTIVE
NMC99818	FOX #331	N MC99775	ACTIVE
NMC99819	FOX #332	N MC99775	ACTIVE
NMC99820	FOX #333	N MC99775	ACTIVE
NMC99821	FOX #334	N MC99775	ACTIVE
Number of ACTIVE cases: 117

WHITNEY JOHN W PO BOX 20579
RENO, NV 89515	CUSTOMER ID: *[REDACTED]

Serial No.	Claim Name/Number	Lead Serial No.	Disposition
NMC44288	FOX # 85	N MC44288	ACTIVE
NMC769845	LIS #86	N MC769760	ACTIVE
NMC769846	LIS #87	N MC769760	ACTIVE
NMC769847	LIS #88	N MC769760	ACTIVE
NMC769848	LIS #89	N MC769760	ACTIVE
NMC769849	LIS #90	N MC769760	ACTIVE
NMC769850	LIS #91	N MC769760	ACTIVE
NMC769855	LIS #96	N MC769760	ACTIVE
NMC769857	LIS #98	N MC769760	ACTIVE
NMC769859	LIS #100	N MC769760	ACTIVE
NMC769956	LIS #197	N MC769760	ACTIVE
Number of ACTIVE cases: 11

Water Rights:

Nevada State Water Permit No. 70321

Nevada State Water Permit No. 70322